UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

The Kraft Heinz Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE KRAFT HEINZ COMPANY 2026 Annual Meeting – May 14, 2026 Vote by 11:59 p.m. Eastern Time on May 13, 2026. For shares held in a Kraft Heinz retirement plan account, vote by 11:59 p.m. Eastern Time on May 11, 2026. KraftHeinz THE KRAFT HEINZ COMPANY 200 EAST RANDOLPH ST. SUITE 7600 CHICAGO, IL 60601 V91307-P42708-Z91815 You invested in THE KRAFT HEINZ COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders (“Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting, to be held on Thursday, May 14, 2026. Get informed before you vote View the Notice of Annual Meeting, 2026 Proxy Statement, and 2025 Annual Report online OR you can receive a free email or paper copy of the proxy materials by requesting prior to April 30, 2026. If you would like to view the proxy materials online, have the control number that is printed in the box below and go to www.proxyvote.com. If you would like to request an email or paper copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639, or (3) send a blank email to sendmaterial@proxyvote.com with your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive an email or paper copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 14, 2026 11:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/KHC2026 The Annual Meeting will be held via live webcast. To attend, have the control number that is printed in the box above, go to www.virtualshareholdermeeting.com/KHC2026, and follow the instructions. *You can also vote by mail by requesting a paper copy of the proxy materials, which includes a proxy card.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the complete proxy materials that are available to you on the Internet. You may view the proxy materials online at ir.kraftheinzcompany.com/financials/annual-reports, scan the QR code on the reverse side, or request an email or paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
Company Proposals		
1.	Election of Directors	
1a.	John T. Cahill	For
1b.	Steve Cahillane	For
1c.	Humberto P. Alfonso	For
1d.	L. Kevin Cox	For
1e.	Lori Dickerson Fouché	For
1f.	Diane Gherson	For
1g.	Mary Lou Kelley	For
1h.	Elio Leoni Sceti	For
1i.	Tony Palmer	For
1j.	John C. Pope	For
2.	Advisory vote to approve executive compensation.	For
3.	Approval of The Kraft Heinz Company Amended and Restated 2020 Omnibus Incentive Plan.	For
4.	Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2026.	For

The proxies are authorized to vote, in their discretion, on any other matters that may come before the Annual Meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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